RESTRICTED CASH AND SHORT-TERM DEPOSITS	12 Months Ended
Dec. 31, 2023
Restricted Cash and Investments [Abstract]
Restricted cash and short-term deposits

15.	RESTRICTED CASH AND SHORT-TERM DEPOSITS

Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	2023	2022
Restricted cash in relation to the FLNG Hilli (1)	60,996	60,952
Restricted cash and short-term deposits held by lessor VIE (2)	18,085	21,691
Restricted cash relating to the LNG Hrvatska O&M Agreement (3)	12,083	11,504
Restricted cash relating to office lease	1,081	1,074
Restricted cash in relation to the Golar Arctic guarantees (4)	—	38,822
Total restricted cash and short-term deposits	92,245	134,043
Less: Amounts included in current restricted cash and short-term deposits	(18,115)	(21,693)
Long-term restricted cash	74,130	112,350
(1) In November 2015, in connection with the issuance of a $400 million letter of credit (“LC”) by a financial institution to the Customer of the FLNG Hilli, we recognized an initial cash collateral of $305.0 million to support the FLNG Hilli performance guarantee. Under the provisions of the LC, the terms allow for a stepped reduction in the value of the guarantee over time and a corresponding reduction to the cash collateral requirements. In May 2021, the FLNG Hilli had achieved 3.6 million tonnes of LNG production, reducing the LC to $100 million and the cash collateral to $61.0 million as of December 31, 2023. The cash collateral is expected to be restricted until the end of the LTA term.
In November 2016, after we satisfied certain conditions precedent, the LC originally issued with an initial expiration date of December 31, 2018, was re-issued and automatically extends, on an annual basis, until the tenth anniversary of the acceptance date of the FLNG Hilli, unless the bank exercises its option to exit from the arrangement by giving a three months’ notice prior to the next annual renewal date.
(2) This is held by lessor VIE that we are required to consolidate under U.S. GAAP into our financial statements as a VIE (note 5).
(3) In connection with the LNG Hrvatska O&M Agreement, we are required to maintain two performance guarantees, one in the amount of $10.1 million (€9.1 million) and one in the amount of $1.3 million, both of which will remain restricted throughout the 10-year term until December 2030.
(4) In connection with the Arctic SPA, we were required to provide a performance guarantee of $29.7 million (€26.9 million) and three advance repayment guarantees totaling $180.9 million (€163.9 million), which corresponds to the three installment payments from Snam. The performance guarantee and first of three advance repayment guarantees of $29.7 million (€26.9 million) and $8.9 million (€8.1 million), respectively, secured our contractual and performance obligations of the conversion of the Golar Arctic. In June 2023, Snam’s option to exercise the notice to proceed lapsed, rendering the Arctic SPA terminated. Consequently, these guarantees were subsequently released.